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EXHIBIT 99.1

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Annual Report on Form 10-K for the period ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 27, 2003                                /s/ Eric H. Paulson
                                                    ---------------------------
                                                    Eric H. Paulson
                                                    Chairman of the Board,
                                                    President and
                                                    Chief Executive Officer


Date:  June 27, 2003                                /s/ James Gilbertson
                                                    ---------------------------
                                                    James Gilbertson
                                                    Vice President and
                                                    Chief Financial Officer